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                                                                    EXHIBIT 10.2

                             TERMINATION AGREEMENT


     This Termination Agreement (this "Agreement") is entered into as of the 16th day of May, 1995, by and among CWM Mortgage Holdings, Inc., a Delaware
    ----
corporation ("CWM"), Independent National Mortgage Corporation, a Delaware corporation ("INMC"), Independent Lending Corporation, a Delaware corporation (formerly known as Warehouse Lending Corporation of America, Inc.) ("ILC"), and Countrywide Funding Corporation, a New York corporation ("CFC"). CWM, INMC and ILC are referred to collectively herein as the "Borrower."

                                    RECITALS

     WHEREAS, Borrower and CFC previously entered into that certain Amended and Restated Credit Agreement dated September 30, 1994 (the "Credit Agreement"), and desire to terminate such Credit Agreement; and

     WHEREAS, Borrower does not currently have any outstanding borrowings under the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing recitals and other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. All of the rights and obligations of the parties under the Credit Agreement are hereby terminated.

2. Each party hereto hereby represents and warrants that it has the requisite power and authority to enter into this Agreement and that the execution, delivery and performance of this Agreement has been duly authorized.

3. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original.

4. The formation, construction and performance of this Agreement shall be construed in accordance with the laws of the State of California, without reference to its conflict of laws principles.

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     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

CWM MORTGAGE HOLDINGS, INC.


By:  \s\ Michael W. Perry
     -------------------------------------
     Michael W. Perry
     Executive Vice President and
     Chief Operating Officer


INDEPENDENT NATIONAL MORTGAGE CORPORATION


By:  \s\ Michael W. Perry
     -------------------------------------
     Michael W. Perry
     President and Chief Executive Officer


INDEPENDENT LENDING CORPORATION


By:  \s\ Michael W. Perry
     -------------------------------------
     Michael W. Perry
     Chairman


COUNTRYWIDE FUNDING CORPORATION


By:  \s\ Stanford L. Kurland
     -------------------------------------
     Stanford L. Kurland
     Senior Managing Director and
     Chief Operating Officer

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